UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 5, 2008

Cohesant Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13484	34-1775913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5845 W. 82nd Street, Suite 102 Indianapolis, Indiana	46278
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 871-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On February 5, 2008, the Company issued a press release announcing the date of the special shareholder meeting to consider the sale of GlasCraft.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1 - Press Release dated February 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHESANT TECHNOLOGIES INC.

Date:	February 5, 2008	By:	/s/ Robert W. Pawlak
Robert W. Pawlak, Chief Financial Officer